                                                                  EXHIBIT 10.23C


     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT COVERING THIS WARRANT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

     VOID AFTER 5:00 P.M. EASTERN TIME ON MARCH 30, 2002 ("EXPIRATION DATE").


                                 IMAGINON, INC.

                     WARRANT TO PURCHASE _______ SHARES OF
                    COMMON STOCK, PAR VALUE $0.01 PER SHARE

     This is to certify that, for VALUE RECEIVED, ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from ImaginOn, Inc., a corporation organized under the laws of Delaware, USA ("Company"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date, at an exercise price per share equal to $3.34 (the exercise price in effect from time to time hereafter being herein called the "Warrant Price") ________ shares ("Warrant Shares") of Common Stock, par value $0.01per share ("Common Stock"). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

     This Warrant has been issued pursuant to the terms of the Purchase Agreement dated on or about the date hereof between the Company and the Warrantholder. Capitalized terms used herein and not defined shall have the meaning specified in the Purchase Agreement.

          Section 1.  Registration.  The Company shall maintain books for the
                      ------------
transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

          Section 2.  Transfers.  As provided herein, the Warrant may be
                      ---------
transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("1933 Act") or an exemption from registration thereunder. Subject to such restrictions, the Company shall transfer from time to time, the Warrant, upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer upon any such transfer, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

          Section 3.  Exercise of Warrant.  Subject to the provisions hereof,
                      -------------------
the

Warrantholder may exercise the Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Warrant Price for the Warrant Shares specified in the Exercise Agreement or (ii) delivery to the Company of a written notice of an election to effect a "Cashless Exercise" (as defined below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof), the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding two (2) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

          To effect a Cashless Exercise, the holder shall submit to the Company with the Exercise Agreement, written notice of the holder's intention to do so, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof. In the event of a Cashless Exercise, in lieu of paying the Warrant Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Warrant Price, and the denominator of which shall be the then current Market Price per share of the Common Stock. For this purpose, the "Market Price" of the Common Stock shall be the average of the closing bid prices of the Common Stock as reported by the Nasdaq Small Cap Market for the thirty (30) trading days immediately preceding the exercise date.

          Section 4.  Compliance with the Securities Act of 1933.  Neither this
                      ------------------------------------------
Warrant nor the Common Stock issued upon exercise hereof nor any other security issued or issuable upon exercise of this Warrant may be offered or sold except as provided in this agreement and in conformity with the 1933 Act and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section 4 with respect to any resale or other disposition of such security. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant until the Warrant Shares have been registered for resale under the Registration Rights Agreement or until Rule 144(k) is available, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

          Section 5.  Payment of Taxes.  The Company will pay any documentary
                      ----------------
stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal or state law, if any such tax is due.

          Section 6.  Mutilated or Missing Warrants.  In case the Warrant shall
                      -----------------------------
be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond, if requested by the Company.

          Section 7.  Reservation of Common Stock.  The Company hereby
                      ---------------------------
represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved, out of the authorized and unissued Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrant, and the transfer agent for the Common Stock ("Transfer Agent"), and every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of any of the right of purchase aforesaid, shall be irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares of Common Stock as shall be requisite for such purpose. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.
The Company will keep a conformed copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant. The Company will supply from time to time the Transfer Agent with duly executed stock certificates required to honor the outstanding Warrant.

          Section 8.  Warrant Price.  The Warrant Price, subject to adjustment
                      -------------
as provided in Section 9 hereof, shall, if payment is made in cash or by certified check, be payable in lawful money of the United States of America.

          Section 9.  Adjustments.  Subject and pursuant to the provisions of
                      -----------
this Section 9, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

          (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or properties as may be issuable or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitations, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

          (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 9(a)), or subscription rights or warrants, the Warrant Price to be in effect after such record date shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as determined pursuant to Section
3), less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed.

          (d) If the Company shall at any time or from time to time after the date of issuance hereof issue or sell in a financing transaction (which shall not include any sales or issuances of Common Stock after the date hereof pursuant to contractual obligations in effect on the date hereof), (A) any shares of Common Stock for a consideration per share less than the Warrant Price (as defined above) on the date of such issuance or (B) any securities convertible into shares of Common Stock ("Convertible Securities") for which the conversion or exercise price (which, for the purposes of this Section 9(d), shall be the total obtained by dividing (x) the total amount received by the Company as consideration for the issuance of such Convertible Securities plus any amount payable to the Company on conversion or exercise thereof, by (y) the number of shares of Common Stock issuable upon the conversion or exercise thereof) is less than the Warrant Price (as defined above) on the date of such issuance, then the Warrant Price shall be reduced to a price equal to 125% of such per share consideration, or conversion or exercise price. Such adjustments shall be made successively whenever such sales are made.

          (e) An adjustment shall become effective immediately after the record date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

          (f) If, as a result of an adjustment made pursuant to Section 9, the holder of the Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of the Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

          Section 10.  Fractional Interest.  The Company shall not be required
                       -------------------
to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon the exercise of the Warrant (or specified portions thereof), the Company shall round such calculation to the nearest whole number and disregard the fraction.

          Section 11.  Benefits.  Nothing in this Warrant shall be construed to
                       --------
give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

          Section 12.  Notices to Warrantholder.  Upon the happening of any
                       ------------------------
event requiring an adjustment of the Warrant Price, the Company shall forthwith give written notice thereof to the Warrantholder at the address appearing in the records of the Company and in the manner provided by Section 14 hereof, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The certificate of the Company's independent certified public accountants shall be conclusive evidence of the correctness of any computation made, absent manifest error. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

          Section 13.  Identity of Transfer Agent.  The Transfer Agent for the
                       --------------------------
Common Stock is Corporate Stock Transfer. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will fax to the Warrantholder a statement setting forth the name and address of such transfer agent.

          Section 14.  Notices.  Any notice pursuant hereto to be given or made
                       -------
by the Warrantholder to or on the Company shall be sufficiently given or made personally or if sent by an internationally recognized courier by next day or two day delivery service, addressed as follows:

         ImaginOn, Inc.
         1313 Laurel Street, Suite No. 1
         San Carlos, CA 94070
         USA
         Telephone: (650) 596 9300
         Telefax: (650) 596 9350
         Attention: Chief Executive Officer

or such other address as the Company may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 14.

          Any notice pursuant hereto to be given or made by the Company to the Warrantholder shall be sufficiently given or made if personally delivered or if sent by an internationally recognized courier service by next day or two-day service, to the address set forth on the books of the Company or, as to each of the Company and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 14.

          All such notices, requests, demands, directions and other communications shall, when sent by courier, be effective two (2) days after delivery to such courier as provided and addressed as aforesaid.

          Section 15.  Registration Rights.  The initial holder of this Warrant
                       -------------------
is entitled to
the benefit of certain registration rights in respect of the Warrant Shares as provided in the Registration Rights Agreement.

          Section 16.  Successors.  All the covenants and provisions hereof by
                       ----------
or for the benefit of the Investor shall bind and inure to the benefit of its respective successors and assigns hereunder.

          Section 17.  Governing Law.  This Warrant shall be deemed to be a
                       -------------
contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed, as of the day and year first above written.

                              IMAGINON, INC.



                              By:________________________________
                                 Name: David M. Schwartz
                                 Title Chief Executive Officer



Attest:


______________________________
James A. Newcomb
Chief Financial Officer

                                 IMAGINON, INC.
                             WARRANT EXERCISE FORM

ImaginOn, Inc.
1313 Laurel Street, Suite No. 1
San Carlos, CA 94070
USA
Attention:  Chief Executive Officer

     This undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by (CHECK AS APPLICABLE) [_] payment by cash, wire or certified check; [_] conversion of the within Warrant by surrender of the Warrant, _______________ shares of Common Stock* ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:


                            ________________________________
                            Name

                            ________________________________
                            Address

                            ________________________________


                            ________________________________

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares be issued.

* NOTE: If conversion of the Warrant is made by surrender of the Warrant and the number of shares indicated exceeds the maximum number of shares to which a holder is entitled, the Company will issue such maximum number of shares purchasable upon exercise of the Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated:___________________, ____


                              Signature:__________________________________


                                        __________________________________
                                        Name (please print)

                                        __________________________________
                                        Address

                                        __________________________________

SCHEDULE  4.1--SUBSIDIARIES



   ImaginOn Inc., a Delaware corporation, operates through three subsidiaries:

1. ImaginOn.com- a California corporations in good standing

2. iNow, a California corporation in good standing, acquired in February, 1999

3. ImaginOn Digital Productions (IDP), a Colorado corporation in good standing, also acquired in 1999.

--------------------------------------------------------------------------------

     IMAGINON, INC. - Schedule 4.3


     (a)  Authorized capital stock of the Company:

               Common stock                 50,000,000 shares
               Preferred stock               5,000,000 shares


     (b) Number of shares of capital stock issued and outstanding

               Common stock:                41,205,887 shares

               Preferred stock, Series F          4000 shares


     Note: Information provided above excerpted from the September 30, 1999, Form 10-QSB.

     (c) 2.5 million shares to be issued under employee equity incentive plan over 10 years.

     (d)  IMAGINON

            Common stock issuable upon conversion of
            series F Preferred Stock                      2,836,905

            Common stock issuable upon exercise of
            group F warrant                                 122,553

            Shares issuable under options outstanding
            under 1994 stock option plan                         0

            Shares issuable under options outstanding
            under 1997 stock option plan                    847,302

            Shares issuable under warrants to
            purchase common stock                           519,845

            Shares issuable under options
            issued in 1998                                1,100,000
                                                          ---------
                                                          5,426,605


     Note:  Information above excerpted from S-1/A filing and other SEC filings

        SCHEDULE 4.8-NO MATERIAL ADVERSE CHANGE

        NONE.

   SCHEDULE 4.11- NO MATERIAL BREACH,VIOLATION, OR DEFAULT



   NONE.

--------------------------------------------------------------------------------

              4.16  Intellectual Property
                    ---------------------

Trademarks

     The Company has one registered trademark and eighteen pending trademark applications and will aggressively file new applications as appropriate. The following table sets out the Company's trademarks.

                      Mark                                        Registration/Application  No.
                      ----                                        -----------------------------
                   IMAGINON                                           U.S. Reg. No. 2,255,045
                 WEBZINGER (Stylized)                                 App. Ser. No. 75/746,739
                 STOP SEARCHING, START ZINGING                        App. Ser. No. 75/742,124
                 YOUR PERSONAL RESEARCH ENGINE                        App. Ser. No. 75/742,195
                 WEBZINGER MASCOT DESIGN                              App. Ser. No. 75/746,740
                 WORLD CITIES 2000 and Design                         App. Ser. No. 75/746,737
                 WEBZINGER (Stylized)                                 App. Ser. No. 75/750,694
                 THE WORLD'S FIRST RESEARCH ENGINE                    App. Ser. No. 75/750,693
                 IMAGINON                                           Filed:  November 10, 1999.
                                                                      Awaiting serial number.
                 IMAGINON and Design                                Filed:  November 10, 1999.
                                                                      Awaiting serial number.
                 IMON.COM'                                          Filed:  November 23, 1999.
                                                                      Awaiting serial number.
                 IMON.COM and Design                                Filed:  November 23, 1999.
                                                                      Awaiting serial number.
                 LIVE AT A HIGHER BANDWIDTH                         Filed:  December 15, 1999.
                                                                      Awaiting serial number.

------------------------------
/1/ On October 4, 1999, the Company received a letter from ImOn, Inc., the owner of the IMON.NET domain name, demanding that the Company cease its use of the IMON and IMON.COM names and marks. The Company responded to this demand, asserted the basis for the Company's rights in the IMON and IMON.COM names and marks, and believes that this matter has been resolved.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 WORLDCITIES 2000                                   Filed:  November 10, 1999.
                                                                      Awaiting serial number.
                 IMAGINAUTHOR                                       Filed:  December 15, 1999.
                                                                      Awaiting serial number.
                 IMAGINAUTHOR and Design                            Filed:  December 15, 1999.
                                                                      Awaiting serial number.
                 IMON.COM TV                                        Filed:  December 15, 1999.
                                                                      Awaiting serial number.
                 IMON.COM                                           Filed:  December 15, 1999.
                                                                      Awaiting serial number.
                 IMON.COM and Design                                Filed:  December 15, 1999.
                                                                      Awaiting serial number.

Patents

     The Company's technology is covered by two U.S. patents. U.S. Patent No. 5,905,988, owned by the Company, covers the Company's proprietary method and apparatus for database transformation and adaptive playback. The Company's technology is also covered by a patent licensed from Atari. U.S. Patent No. 5,607,356, licensed by the Company from Atari, covers an interactive game film. The Company also owns U.S. Patent No. 5,969,559, which covers a method and apparatus that uses the power grid for clock distribution in semiconductor integrated circuits.

     There can be no assurance that these patents will provide a competitive advantage or will afford protection against competitors with similar technology, or that such patents will not be challenged successfully or circumvented by competitors.


Copyrights

     The Company will pursue an aggressive proprietary strategy. To that end, the Company is in the process of filing multiple copyright applications covering its source code and other copyrightable proprietary information.



--------------------------------------------------------------------------------

   SCHEDULE 4.19-FINANCIAL STATEMENTS

   NONE.